Exhibit 10.32.2

EXECUTION

AMENDMENT NO. 2 TO

MASTER REPURCHASE AGREEMENT

Amendment No. 2 to Master Repurchase Agreement, dated as of January 31, 2018 (this “Amendment”), among CREDIT SUISSE FIRST BOSTON MORTGAGE CAPITAL LLC (the “Administrative Agent”), CREDIT SUISSE AG, a company incorporated in Switzerland, acting through its Cayman Islands Branch (“CS Cayman” and a “Buyer”), and LOANDEPOT.COM, LLC (“Seller”).

RECITALS

The Administrative Agent, the Buyer and the Seller are parties to that certain Master Repurchase Agreement, dated as of March 10, 2017 (as amended by Amendment No. 1 dated as of August 11, 2017, the “Existing Repurchase Agreement”; and as further amended by this Amendment, the “Repurchase Agreement”). Capitalized terms used but not otherwise defined herein shall have the meanings given to them in the Repurchase Agreement.

The Administrative Agent, the Buyer and the Seller have agreed, subject to the terms and conditions of this Amendment, that the Existing Repurchase Agreement be amended to reflect certain agreed upon revisions to the terms of the Existing Repurchase Agreement.

Accordingly, the Administrative Agent, the Buyer and the Seller hereby agree, in consideration of the mutual promises and mutual obligations set forth herein, that the Existing Repurchase Agreement is hereby amended as follows:

SECTION 1. Definitions. Section 2 of the Existing Repurchase is hereby amended by deleting the definition of “Affiliate” in its entirety and replacing it with the following:

“Affiliate” means, with respect to any Person, any “affiliate” of such Person, as such term is defined in the Bankruptcy Code; provided, however, notwithstanding the foregoing, none of the direct or indirect holders of any equity interest in Parthenon Investors III, L.P., PCap Associates, Parthenon Capital Partners Fund, L.P., Parthenon loanDepot Partners, LP, Parthenon Capital Partners Fund II, LP, or Parthenon Investors IV, LP (which six companies are, as of the date of this Agreement, the owners of all of the stock of LD Investment Holdings, Inc.) or any entity “controlling” or “controlled by” or “under common control with” any direct or indirect holders of any equity interest in any of those three named companies (other than LD Investment Holdings, Inc., Seller or Seller’s Subsidiaries), shall constitute an “Affiliate” of Seller or any of its Subsidiaries.

SECTION 2. Income Payments. Section 7 of the Existing Repurchase Agreement is hereby amended by:

2.1 deleting the first paragraph of subsection b.(1) thereof in its entirety and replacing it with the following:

(1) Seller shall remit all Income (other than claims addressed pursuant to Section 7(b)(2) and prepayments of principal in full addressed pursuant to Section 7(d)) with respect to each GNMA EBO to Servicer within one (1) Business Day following receipt thereof. Seller shall cause the applicable Servicer of GNMA EBOs to deposit all Income (other than claims addressed pursuant to Section 7(b)(2)) with respect to such GNMA EBOs (provided that to the extent HUD deducts from amounts otherwise due on account of a GNMA EBO subject to the Agreement, any amounts owing by Servicer to HUD which are not attributable to such GNMA EBO, Seller shall give prompt written notice thereof to Administrative Agent and shall remit, within five (5) Business Days following notice or knowledge of such deduction by HUD, such deducted amounts to the Collection Account) into the Collection Account within two (2) Business Days of receipt thereof. On the Business Day prior to the Remittance Date, Seller shall cause the Servicer to remit all funds on deposit in the Collection Account to Seller. On the Remittance Date, Seller shall remit all such funds received from Servicer (minus payments received on account of interest in excess of the Price Differential) to the Administrative Agent at the account set forth in Section 9 or as otherwise instructed by Administrative Agent in writing. On the Remittance Report Date, Seller shall provide to Administrative Agent a written report detailing the application of funds in the Collection Account on the applicable Remittance Date. Provided no Event of Default has occurred and is continuing, funds remitted to the Administrative Agent during any Collection Period shall be applied by Administrative Agent on each Remittance Date prior to the occurrence of an Event of Default as follows:

2.2 deleting the subsection b.(2) thereof in its entirety and replacing it with the following:

(2) The Seller shall be listed as the mortgagee of record and shall deposit all claims submitted on account of GNMA EBOs into the payee account (the “Clearing Account”) and shall transfer (or cause to be transferred) all such amounts so received to Servicer on the same or next Business Day following receipt thereof. Seller shall cause Servicer to remit all such funds in the Collection Account within two (2) Business Days of receipt thereof. To the extent HUD deducts any amounts owing by the Seller to HUD, which are not attributable to the GNMA EBOs, the Seller shall remit, within five (5) Business Days following receipt of notice or knowledge of such deduction, such deducted amounts into the Collection Account.

2.3 deleting subsection d. thereof in its entirety and replacing it with the following:

d. Notwithstanding any provision to the contrary in this Section 7, Seller shall cause Servicer to, upon receipt thereof, deposit any prepayment of principal in full with respect to any Purchased Mortgage Loan into the Collection Account. Within one (1) Business Day after receipt by Servicer, Seller shall cause Servicer to remit such amount to Seller. On the same day as receipt thereof, Seller shall remit such amount to Administrative Agent for the benefit of Buyers and Administrative Agent shall apply any such amount received to reduce the amount of the Repurchase Price due upon termination of the related Transaction.

SECTION 3. HUD and FHA Matters Regarding Income and Accounts with Respect to GNMA EBOs. Section 14(u) of the Existing Repurchase Agreement is hereby amended by deleting subsection (1) thereof in its entirety and replacing it with the following:

(1)

With respect to each GNMA EBO that is an FHA Loan, Seller shall list the Servicer as the servicer on FHA LEAP System and the Seller to be identified as the mortgagee of record on such system under mortgagee number 30096-00011. With respect to each GNMA EBO that is a VA Loan, Seller shall list the Servicer as the servicer on the VALERI system under payee vendor identification number 902584-00-00. Seller shall cause Servicer to submit all claims to HUD and VA under such applicable numbers for remittance of amounts to the Clearing Account.

SECTION 4. Conditions Precedent. This Amendment shall become effective as of the date hereof (the “Amendment Effective Date”), subject to the satisfaction of the following conditions precedent:

4.1 Delivered Documents. On the Amendment Effective Date, the Administrative Agent on behalf of Buyer shall have received the following documents, each of which shall be satisfactory to the Administrative Agent in form and substance:

(a) this Amendment, executed and delivered by the duly authorized officers of the Administrative Agent, Buyer, and the Seller; and

(b) such other documents as the Administrative Agent or counsel to the Administrative Agent may reasonably request.

SECTION 5. Representations and Warranties. The Seller hereby represents and warrants to the Administrative Agent and Buyer that it is in compliance with all the terms and provisions set forth in the Repurchase Agreement on Seller’s part to be observed or performed, and that no Event of Default has occurred or is continuing, and Seller hereby confirms and reaffirms the representations and warranties contained in Section 13 of the Repurchase Agreement as of the date hereof are true and correct in all material respects, except to the extent such representations relate to a date prior to the date hereof, in which case the representations and warranties are true and correct in all material respects as of such date.

SECTION 6. Limited Effect. Except as expressly amended and modified by this Amendment, the Existing Repurchase Agreement shall continue to be, and shall remain, in full force and effect in accordance with its terms.

SECTION 7. Severability. Each provision and agreement herein shall be treated as separate and independent from any other provision or agreement herein and shall be enforceable notwithstanding the unenforceability of any such other provision or agreement.

SECTION 8. Counterparts. This Amendment may be executed by each of the parties hereto on any number of separate counterparts, each of which shall be an original and all of which taken together shall constitute one and the same instrument. The parties intend that electronically imaged signatures such as .pdf files constitute original signatures and are binding on all parties.

SECTION 9. GOVERNING LAW. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK WITHOUT REFERENCE TO THE CHOICE OF LAW PROVISIONS THEREOF.

[SIGNATURE PAGES FOLLOW]

IN WITNESS WHEREOF, the parties have caused their names to be signed hereto by their respective officers thereunto duly authorized as of the day and year first above written.

CREDIT SUISSE FIRST BOSTON MORTGAGE CAPITAL LLC, as Administrative Agent

By:

Name:
Title:

CREDIT SUISSE AG, Cayman Islands Branch, as a Buyer

By:

Name:
Title:

By:

Name:
Title:

Signature Page to Amendment No. 2 to Master Repurchase Agreement

LOANDEPOT.COM, LLC, as Seller

By:

Name: Bryan Sullivan
Title: Chief Financial Officer

Signature Page to Amendment No. 2 to Master Repurchase Agreement